                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  May 11, 2000
                                                         ----------------------


                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


New Jersey                           0-27832               22-2603175
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(State or other                   (Commission           (IRS Employer
jurisdiction of                   File Number)          Identification No.)
incorporation)


             One Gateway Center, 25th floor Newark, New Jersey      07102
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           (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (973) 297-5400
                                                           --------------------


                                       N/A
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         (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019
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Item 5.  Other Events

         On April 4, 2000 Compost America Holding Company, Inc. (the "Company") filed a report on Form 8-K in which it disclosed that on March 28, 2000 the Company had been advised by Arthur Andersen LLP, the Company's auditors for its fiscal year ended April 30, 1998, that Arthur Andersen LLP had withdrawn its Auditor's Report dated January 12, 1999 on the Company's financial statements for the fiscal year ended April 30, 1998. This withdrawal had been based upon the information set forth on pages 17, 19, F-12 and in the Auditor's Report included in the Company's Form 10-KSB for its fiscal year ended April 30, 1999, filed on March 20, 2000 (the "Withdrawal Issues").

         After further discussions, the Company and Arthur Andersen LLP now have resolved the Withdrawal Issues and Arthur Andersen LLP has informed the Company that it is prepared to reissue its Auditor's Report on the Company's financial statements for the fiscal year ended April 30, 1998. The Company intends to include this Auditor's Report in the Company's First Amendment to its Form 10-KSB for the fiscal year ended April 30, 1999, which the Company plans to file later this month. This amendment will include revised information with respect to the Withdrawal Issues.


Item 7.  Financial Statements and Exhibits

         None
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 11, 2000


                                       COMPOST AMERICA HOLDING COMPANY, INC.
                                       (Registrant)



                                       By /s/ Richard L. Franks
                                          ----------------------------------
                                          Richard L. Franks, Vice-President,
                                          General Counsel, Asst. Secretary